SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                               September 22, 1999


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


        Florida                     1-13666                      59-3305930
 (State or other juris-     (Commission file number)           (IRS employer
diction of incorporation)                                    identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

                  On September 22, 1999, the Registrant issued two news releases, (a) one reporting that Robert W. Mock has been named President of Smokey Bones BBQ and Hometown Sports Bar and (b) the other reporting that Dave Pickens has been named Executive Vice President of Operations for Olive Garden Restaurants.

                  On September 23, 1999, the Registrant issued a news release reporting certain financial results for the first quarter of fiscal 2000.

Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.

                      Exhibit Number            Description

                      99.1 Press Release dated September 22, 1999, entitled "Bob Mock Named President of Smokey Bones BBQ, Darden's Exciting New Restaurant Venture"

                      99.2 Press Release dated September 22, 1999, entitled "Olive Garden Names Dave Pickens Executive Vice President of Operations"

                      99.3 Press Release dated September 23, 1999, entitled "Darden's First Quarter Results Include Record Quarterly Earnings Per Diluted Share"


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 24, 1999                DARDEN RESTAURANTS, INC.


                                          By:  /s/ Paula J. Shives
                                               ---------------------------------
                                               Paula J. Shives
                                               Senior Vice President,
                                               General Counsel and Secretary


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

                                INDEX TO EXHIBITS


Exhibit Number                                                             Page

    99.1          Press Release dated September 22, 1999,
                  entitled "Bob Mock Named President of
                  Smokey Bones BBQ, Darden's Exciting New
                  Restaurant Venture"                                        4

    99.2          Press Release dated September 22, 1999,
                  entitled "Olive Garden Names Dave Pickens
                  Executive Vice President of Operations"                    6

    99.3          Press Release dated September 23, 1999,
                  entitled "Darden's First Quarter Results
                  Include Record Quarterly Earnings Per
                  Diluted Share"                                             7


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